TherapeuticsMD, Inc. 8-K

Exhibit 99.1

TXMD Overview June 2017 THER - 0086 6/17

2 Forward - Looking Statements This presentation by TherapeuticsMD, Inc . (referred to as “we” and “our”) may contain forward - looking statements . Forward - looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as statements, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future . These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected future developments and other factors we believe to be appropriate . Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise . Forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of our control . Important factors that could cause actual results, developments and business decisions to differ materially from forward - looking statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as Current Reports on Form 8 - K, and include the following : our ability to resolve the deficiencies identified by the FDA in our new drug application for our TX - 004 HR product candidate and the time frame associated with such resolution ; whether the FDA will agree with our proposal to resubmit an amended NDA for our TX - 004 HR product candidate ; whether we will be able to prepare an amended NDA for our TX - 004 HR product candidate and, if prepared, whether the FDA will accept and approve the NDA ; our ability to maintain or increase sales of our products ; our ability to develop, protect and defend our intellectual property ; our ability to develop and commercialize our hormone therapy drug candidates and obtain additional financing necessary therefor ; whether we will be able to prepare an NDA for our TX - 001 HR product candidate and, if prepared, whether the FDA will accept and approve the NDA ; the length, cost and uncertain results of our clinical trials ; the potential of adverse side effects or other safety risks that could preclude the approval of our hormone therapy drug candidates ; our reliance on third parties to conduct our clinical trials, research and development and manufacturing ; the availability of reimbursement from government authorities and health insurance companies for our products ; the impact of product liability and other lawsuits ; the influence of extensive and costly government regulation ; the volatility of the trading price of our common stock and the concentration of power in our stock ownership . TX - 004 HR, TX - 001 HR, TX - 005 HR, and TX - 006 HR are investigational drugs and are not approved by the FDA . This non - promotional presentation is intended for investor audiences only . PDF copies of press releases and financial tables can be viewed and downloaded at our website : www.therapeuticsmd.com / pressreleases.aspx .

3 (TXMD) Innovative women’s health company exclusively focused on developing and commercializing products for women throughout their life cycles Drug candidate portfolio is built on SYMBODA ™ technology for the solubilization of bio - identical female hormones

4 1) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North Am erican Menopause Society. Menopause . 2013;20(9):888 – 902. 2) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy trials of th e Women’s Health Initiative. Menopause . 2011;18(11):1160 – 1171. 3) Derived from U.S. Census data 4) Based on pre - WHI annual scripts of FDA - approved HT products 5) Based on market pricing of current FDA - approved HT products Two Late Stage Women’s Health Assets With Large Total Addressable Market Opportunities Proposed Indication Condition Description Active Ingredients Form Key Value Proposition Affected US Population US TAM Opportunity Status VVA due to Menopause Menopause Moderate to severe dyspareunia, a symptom of VVA, due to menopause 32 million women 1,2 36 million women 3 >$20B 5 >$25B 4,5 TX - 001HR Bio - Identical 17 β - Estradiol Bio - Identical 17 β - Estradiol + Bio - Identical Progesterone TX - 004HR Vaginal softgel capsule Oral softgel capsule Easy to use, negligible systemic exposure, designed to support long - term use Potential first and only bio - identical FDA - approved combination product Received Complete Response Letter May 5, 2017 Positive Phase 3 topline data NDA submission expected 3Q17 Moderate to severe hot flashes due to menopause

5 Seasoned Management Team with a Proven Track Record of Commercial Execution • Co - founded CareFusion • Held executive sales and operation management positions at McKesson, Cardinal and Omnicell • 20+ years of operations experience • Former CFO of American Wireless, Telegeography, and WEB Corp • Participated in American Wireless/Arush Entertainment merger • Former KPMG and PricewaterhouseCoopers accountant • 25+ years of women’s health pharmaceutical experience • Product development leader for J&J, Wyeth, Aventis, and others • Worked on development of Prempro ® , Premphase ® , and Estalis ® • Former U.S. Secretary of Health and Human Services (2001 - 2005) • Holds multiple board memberships, including Centene and United Therapeutics • 40 - year public health career • 25+ years of pharmaceutical marketing, sales, and operations experience • Led commercialization of anti - estrogens/estradiol, breast cancer, and ovarian cancer drugs • 20+ years of commercial and marketing experience • SVP of the Pfizer Consumer Healthcare Wellness Organization • Commercial lead for sales and marketing of the Pfizer Women’s Health Division • Head of Global Innovation at Weight Watchers International • Co - founded vitaMedMD in 2008 • 25 years of experience in healthcare/women’s health • Past OBGYN Department Chair - Boca Raton Regional Hospital • Past ACOG Committee Member • OBGYN - trained University of Pennsylvania • Former Clinical Lead of Women’s Health at Pfizer • 15+ years of experience developing women’s health products • Reproductive endocrinologist & infertility specialist • Co - founded vitaMedMD in 2008 • Co - founded CareFusion (Sold to Cardinal Health in 2006) • 22 years of experience in early stage healthcare company development • 20+ years of experience in biopharma and consumer businesses • SVP of BD at Paratek Pharmaceuticals • VP and GM at Teva Pharmaceuticals • Senior women’s health positions at Bayer and Pfizer • Former President and Chief Executive Officer of Boehringer Ingelheim (U.S.) • Former EVP of Customer Marketing and Sales of U.S. Human Health at Merck • Holds multiple board memberships, including Catalent • Former Chief Executive Officer and Chief Financial Officer of Shire PLC • Former Vice President of Corporate Finance at AstraZeneca • Holds multiple board memberships, including Chairman of Revance Therapeutics

6 TX - 004HR Vulvar and Vaginal Atrophy (VVA) Program

7 Vulvar and Vaginal Atrophy ( V V A) 1) Kingsberg , Sheryl A., et al. “Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE ( REal Women’s VIews of Treatment Options for Menopausal Vaginal ChangEs ) Survey.” International Society for Sexual Medicine 2013, no. 10, 1790 - 1799. ▪ Chronic and progressive condition characterized by thinning of vaginal tissue from decreased estrogen levels ▪ Diagnosed in approximately 50% of postmenopausal women 1 ▪ Primary symptom = dyspareunia (painful intercourse) ▪ Secondary symptoms include: vaginal dryness, itching, irritation, bleeding with sexual activity, dysuria, urgency, frequency, recurrent UTIs, and incontinence ▪ Current treatments include: prescription creams, tablets, and rings in addition to over - the - counter lubricants >15% 80% < 5% Superficial cells: Intermediate cells: Parabasal cells: <5% 60% >30% Healthy Vaginal Tissue Atrophic Vaginal Tissue < 5 pH: > 5

8 1) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North Am erican Menopause Society. Menopause . 2013;20(9):888 – 902. 2) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy trials of th e Women’s Health Initiative. Menopause . 2011;18(11):1160 – 1171. 3) IMS Health Plan Claims (April 2008 - Mar 2011). 4) TherapeuticsMD “EMPOWER” Survey, 2016 5) Based on current FDA - approved market pricing 6) Wysocki , S et al, Management of Vaginal Atrophy: Implications from the REVIVE Survey . Clinical Medicine Insights: Reproductive Health 2014:8 23 - 30 doi:10.4137/CMRH.S1449 * Not treated with an FDA approved Rx product. OTC products do not effectively treat the underlying pathological causes of VV A a nd therefore do not halt or reverse the progression of this condition. ~50%, or ~16M seek treatment for VVA 4 Not Seeking Treatment 50% OTC Product Users 25% Past HT Users 18% Current HT Users 7% >$20B Branded Total US Market Opportunity 5 Current US VVA Market Overview 32M Women with VVA Symptoms 1,2 ▪ Only 7%, or ~2.3M women , are currently being treated today with Rx hormone therapy (HT) 3 – Long - term safety concerns 6 – Efficacy 6 – Messiness 6 – Need for applicator 6 ▪ 18%, or ~5.7M women , are past HT users and were unsatisfied/unsuccessful with past treatments 4 ▪ 25%, or ~8M women, are users of OTC products * such as lubricants that do not treat the underlying pathological cause of VVA nor halt or reverse symptoms 4 ~50%, or ~16M women do not seek treatment for VVA 4 ▪ Lack of awareness that VVA is a treatable condition ▪ Estrogen exposure concerns

9 Products Estrace Cream ® Premarin Cream ® Vagifem ® Estring ® Osphena ® Intrarosa ® FDA Approval 1984 1978 1999 1996 2013 2016 TRx Dollars 2016 1 $511,035,880 $505,351,340 $502,715,665 a $105,040,703 $72,755,311 Approved 11/2016 Method of Admin Vaginal Cream Vaginal Cream Vaginal Tablet Ring Oral Tablet Vaginal Insert Application Reusable Vaginal Applicator Reusable Vaginal Applicator Vaginal Applicator 90 - day Ring Oral Daily SERM Vaginal Applicator Active Ingredient 100 mcg Estradiol 625 mcg/g Conjugated Equine Estrogens 10 mcg E stradiol 2,000 mcg Estradiol 60,000 mcg Ospemifene 6,500 mcg Prasterone Average Maintenance Dose 100 mcg 2x/week 312.5 mcg 2x/week 10 mcg 2x/week 7.5 mcg daily 60,000 mcg daily 6,500 mcg daily Onset of Action* Dyspareunia Approval Without Dyspareunia and Dryness Data Week 4+ Week 8 Approval Without Dyspareunia and Dryness Data Week 12 Week 6 Onset of Action* Dryness Not Demonstrated Approval Without Dryness Data Week 12 1. Symphony Health Solutions PHAST Data powered by IDV; Annual 2016 a. 2016 Vagifem and Yuvafem (authorized generic of Vagifem ) Vagifem [package label] http://www.novo - pi.com/vagifem.pdf Premarin Vaginal Cream [package label] http://labeling.pfizer.com/showlabeling.aspx?id=132 Estrace Vaginal Cream [package label] http://pi.actavis.com/data_stream.asp?product_group=1880&p=pi&language=E Osphena [package label] http://www.accessdata.fda.gov/drugsatfda_docs/label/2013/203505s000lbl.pdf Intrarosa [package label] http://www.accessdata.fda.gov/drugsatfda_docs/label/2016/208470s000lbl.pdf All trademarks are the property of their respective owners *Onset of Action = First efficacy observation Based on Product Prescribing Information Not Head - to - Head Comparative Studies Current FDA - Approved VVA Products

10 1) Wysocki, S et al, Management of Vaginal Atrophy: Implications from the REVIVE Survey . Clinical Medicine Insights: Reproductive Health 2014:8 23 - 30 doi:10.4137/CMRH.S14498 2) Total Rx/Patient Count 3) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North Am erican Menopause Society. Menopause . 2013;20(9):888 – 902. 4) Symphony Health Solutions PHAST Data powered by IDV; Annual 2016 5) IMS SDI's Total Patient Tracker; Annual 2016 Compliance and Fills Per Year Drives Top - Line Revenue Current VVA Market Messiness 1 Reusable Applicator 1 Dose Preparation by User Required 3 Long - term Safety 1 Vaginal Creams: Efficacy 1 Applicator 1 Long - term Safety 1 Systemic Absorption 1 Reasons Women Stop Reasons Women Stop Average: 1.5 Fills Per Year 2 Average: 3.5 Fills Per Year 2 Vaginal Tablets: ▪ Higher average fills per year enable Vagifem / Yuvafem to generate equal revenue as Premarin and Estrace with significantly less patients on therapy Product TRx Dollars 4 Patient Count 5 Patient Share 5 Estrace $ 511,035,880 868,052 39% Premarin $505,351,340 750,185 34% Vagifem / Yuvafem $50 2, 715 , 665 433,187 20% Estrace Premarin Vagifem

11 TX - 004HR: Product Candidate Profile ▪ First vaginal estrogen (4 mcg and 10 mcg) with negligible systemic exposure ▪ Strong efficacy data on both dyspareunia and vaginal dryness with a 2 - week onset of action ▪ Small, digitally inserted, rapidly dissolving softgel capsule without the need for an applicator ▪ Fraction of the dose (4 mcg, 10 mcg and 25 mcg) of many existing products ( Premarin and Estrace ) ▪ No patient education required for dose preparation or applicators ▪ Mechanism of action and dosing that is familiar and comfortable ▪ Proposed dose packaging to optimize compliance and convenience ▪ Strong patent estate with patent expirations starting 2032 0.69 x 0.3 inch Starter Pack Maintenance Pack

12 Co - Primary and Key Secondary Efficacy Endpoints 4 mcg 10 mcg 25 mcg Superficial Cells <0.0001 <0.0001 <0.0001 Parabasal Cells <0.0001 <0.0001 <0.0001 Vaginal pH <0.0001 <0.0001 <0.0001 Severity of Dyspareunia 0.0149 <0.0001 <0.0001 Severity of Vaginal Dryness 0.0014 <0.0001 <0.0001 MMRM P - value vs placebo LS = Least Squares TX - 004HR 10 mcg (N=19) AUC 0 - 24 ( pg.h /mL) C avg (0 - 24) ( pg /mL) 10 mcg 110.14 (54.57) 4.58 (2.27) Placebo (Pl) 104.16 (66.38) 4.34 (2.76) P - value vs Pl 0.7724 0.7724 Arithmetic Mean Estradiol Serum Concentrations – Unadjusted AUC 0 - 24 ( pg.h /mL) C avg (0 - 24) ( pg /mL) 4 mcg 87.22 (42.77) 3.634 (1.78) Placebo ( pl ) 104.16 (66.38) 4.34 (2.76) P - value vs Pl 0.3829 0.3829 TX - 004HR 4 mcg (N=18) AUC 0 - 24 ( pg.h /mL) C avg (0 - 24) ( pg /mL) 25 mcg 171.56 (80.13) 7.14 (3.33) Placebo (Pl) 104.16 (66.38) 4.34 (2.76) P - value vs. Pl 0.0108 0.0108 TX - 004HR 25 mcg (N=18)

13 TX - 004HR New Drug Application (NDA) Background ▪ Type of Filing ▪ 505(b)(2) ▪ Ability to reference non - clinical and clinical safety data for estrogen available in medical literature ▪ FDA Guidance ▪ 12 - week study required for estrogen alone products ▪ “We recommend that studies be randomized, double - blinded and of 12 - week duration” 1 ▪ Lowest effective doses and exposures are prioritized ▪ “Sponsors are encouraged to investigate dosing schedules and drug delivery systems that can achieve efficacy with lowest possible exposures” 1 ▪ Established Precedent – Recent Estrogen Alone FDA Approvals ▪ Numerous estrogen alone products have been approved with 12 - week endometrial safety data ▪ Divigel , Evamist , Elestrin 1. 2003 FDA Draft Guidance for Industry Estrogen and Estrogen/Progestin Drug Products to Treat Vasomotor Symptoms and Vulvar and Vaginal Atrophy Symptoms – Recommendations for Clinical Evaluation http://www.fda.gov/ucm/groups/fdagov - public/@fdagov - drugs - gen/documents/document/ucm071643.pdf TX - 004HR has the lowest estrogen dose ever tested in an FDA - approved clinical trial

14 TX - 004HR Complete Response Letter (CRL) ▪ NDA for TX - 004HR received a CRL on May 5, 2017 ▪ There was one approvability issue identified by the FDA: ▪ Lack of long - term endometrial safety data beyond the 12 weeks studied in the Rejoice Trial ▪ No cases of endometrial hyperplasia were observed in the Rejoice Trial at the end of week 12 for all doses studied and included in the NDA ▪ There were no approvability issues identified by the FDA related to: ▪ Clinical efficacy studied in the Rejoice Trial ▪ Chemistry, Manufacturing, and Controls (CMC)

15 Potential CRL Resolution Pathways ▪ Type A Meeting set with the FDA - June 14, 2017 ▪ TXMD Proposal: ▪ Resubmit NDA for immediate approval of TX - 004HR 4 mcg and 10 mcg doses ▪ Adopt labeling consistent with 2005 Labeling Guidance, including current boxed warning, and notation that the product has not been studied for longer than 12 weeks ▪ Commit to conduct a post - marketing study of TX - 004HR 4 mcg and 10 mcg doses to further assess long - term (12 - month) endometrial and general safety ▪ Discontinue pursuit of approval of TX - 004HR 25 mcg dose at this time ▪ Receipt of Type A Meeting minutes from the FDA generally within 30 days post - meeting Resubmission Pathway Dispute Resolution Pathway ▪ Resubmit amended NDA ▪ Establish new target action date ▪ If Class 1 Resubmission, approval decision within 60 days ▪ Late 3Q17/Early 4Q17 approval (if successful) ▪ File Dispute Resolution package ▪ Dispute Resolution general timeline ▪ DBRUP* – 30 days, if not approved then; ▪ ODE III* – 30 days, if not approved then; ▪ OND* – 30 days, if not approved then; ▪ FDA Commissioner – 30 days ▪ Late 4Q17/Early 1Q18 approval (if successful) *Division of Bone, Reproductive, and Urologic Products *Office of Drug Evaluation III *Office of New Drugs

16 Focus on Three Main Fundamental Levers to Drive TX - 004HR Launch, If Approved TX - 004HR Drive Market Share Targeted Market Expansion Market Growth Through Compliance

17 Aligned Healthcare Providers (HCPs) and Patient Strategies Drive Fundamental Levers of Growth Build a differentiated national care model for successful diagnosis, treatment, and management of symptoms of VVA caused by menopause Commercial Execution Elevate importance of VVA by demonstrating true impact of disease Differentiate TX - 004HR as new treatment option that redefines relief Drive Market Share Targeted Market Expansion Market Growth Through Compliance

18 Convenience Safety/ Side Effects Efficacy ▪ Products difficult to use 1 ▪ Inadequate instructions on use 1 ▪ Hormone exposure concerns 1 ▪ Messiness 1 ▪ 1 in 4 women achieve limited relief 1 ▪ Delayed onset of efficacy 1 Perceived Shortcomings TX - 004HR Solution ▪ No applicator; any time of day use ▪ Simple dose pack; easy instructions ▪ Negligible systemic exposure ▪ No messiness ▪ Early efficacy observed at week 2 ▪ Efficacy for vaginal dryness 1) Wysocki , S et al, Management of Vaginal Atrophy: Implications from the REVIVE Survey . Clinical Medicine Insights: Reproductive Health 2014:8 23 - 30 doi:10.4137/CMRH.S14498 REJOICE Trial Results Efficacy, Safety, and Positive User Experience Redefines Relief Rejoice Trial Survey Results 4 mcg (N=119) 10 mc g (N=113) 25 mcg (N=128) TX - 004HR preferred over previously used VVA therapies 73.9% 67.3% 74.2% Patients Choose TX - 004HR

19 HCP Stated Preference Share (Adjusted Percent of Prescriptions, n = 400 HCPs) 30.0% 34.0% 22.0% 27.0% 19.0% 15.0% 9.0% 10.0% 9.0% 6.0% 5.0% 8.0% 6.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% Current Landscape Post-TX-004HR Launch Market Share (Stated) TX-004HR Premarin Cream Estrace Cream Vagifem Osphena Estring Other TXMD Positioning Study: Preference Share pre and post TX - 004HR launch N=400 ▪ Large share gains from 3 largest competitors ▪ Set attainable 3 - 5 year company launch goals HCPs Estimate Giving TX - 004HR 30% Market Share

20 Map Legend: Current TXMD Sales Presence Highest Prescribing Physicians for VVA ▪ 40% overlap with current prenatal vitamins business ▪ Currently calling on VVA targets with disease awareness campaign ▪ Planned sales force of 100 in place prior to launch ▪ Partnership with inVentiv , leading contract sales organization ▪ Operational and analytic systems TXMD Sales Force Currently in OB/GYN Offices Foundation Already Built for a Strong Launch

21 Opportunity to Further Increase Compliance with Focus on Patient Journey Drop Off Points Cost Concerns (32%) Correct Utilization (56%) Product Risk Concerns (31%) Patient Care • Financial • Condition and product education • Follow on communications Proven Results in Prenatal Business • 70% of patients utilize services Compliance in Prenatal Business • 8 months vs category average of 2 months Prescribed Rx Pick up at Continue National Care Model Start Pharmacy Therapy Therapy

22 Increased Compliance and Fills Per Year Drives TX - 004HR Net Revenue at Year 5 of Launch $178,221 $257,431 $336,640 $415,850 $495,059 $574,269 $653,478 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 1 Fill Per Yr 2 Fills Per Yr 3 Fills Per Yr 4 Fills Per Yr 5 Fills Per Yr 6 Fills Per Yr 7 Fills Per Yr (000s) Year 5 Assumptions Total VVA Patients on HT 1 2,218,252 TX - 004HR Market Share 30% TX - 004HR Patients 665,000 WAC of Loading Dose $ 382.86 WAC of Maintenance Dose $ 170.16 Average Rebate per Rx 30% Premarin Estrace Vagifem Yuvafem 1.5 Fills Per Yr 3.5 Fills Per Yr Zero market growth Parity pricing - Vagifem Zero price increases 1) IMS SDI's Total Patient Tracker; Annual 2016

23 Payers are Continuing to Provide Choice 80% of Payers Prefer 2+ Products MMIT Data January 2017

24 TX - 001HR Combination Estrogen + Progesterone (E+P) Program

25 Menopause Overview 1) National Institutes of Health, National Institute on Aging, https://www.nia.nih.gov/health/publication/menopause, last acc ess ed November 3, 2015. 2) International Journal on Women’s Health, http://www.ncbi.nlm.nih.gov/pmc/articles/PMC3897322/ Menopause represents the natural life - stage transition when women stop having periods as the production of Estrogen (E) and Progesterone (P) decreases ▪ Symptoms include vasomotor symptoms (hot flashes, night sweats), mood changes and vaginal dryness ▪ Prolonged lack of estrogen can affect the bones, cardiovascular system, and increases risks for osteoporosis Long history of Estrogen (E) and Progesterone (P) use ▪ Estrogen and progesterone have been used for over 50 years as treatment ▪ Estrogen to reduce symptoms and other long - term conditions ▪ Progesterone to prevent thickening of the uterine wall 2 – Increased risk for endometrial hyperplasia/endometrial cancer if estrogen unopposed 2 ▪ Average age of menopause 51 years 1 ▪ Women may spend, on average, more than one - third of their lives in a hypoestrogenic state May result in physical and emotional symptoms 1

26 TX - 001HR Product Development Rationale ▪ 2002 Women’s Health Initiative (WHI) study showed that synthetic hormones increased the risk of breast cancer, stroke, heart attack and blood clots (all FDA - approved combination hormonal products contain a synthetic Progestin and not a bio - identical Progesterone) ▪ Post WHI, women and healthcare providers shifted to Bio - Identical Hormone Therapy (BHRT) containing bio - identical e stradiol and bio - identical progesterone as an alternative despite being unapproved drugs that are not covered by insurance ▪ 90M+ scripts of synthetic hormone therapy prescribed annually before 2002, declining to ~10M in 2015 1 » Today, patients have the choice between three second best therapies: • FDA - approved, synthetic combination hormones • FDA - approved, separate bio - identical hormone products • Unapproved, compounded bio - identical hormones that have not been proven safe and effective, or covered by insurance ▪ Compounding filled the need for BHRT ▪ 30M scripts (3M women) of Compounded Bio - identical Hormone Therapy (CBHRT) prescribed annually in the U.S. currently 2,3 ▪ No FDA - approved BHRT combination product of estradiol + bio - identical progesterone ▪ TX - 001HR would become the first and only FDA - approved bio - identical combination product to fill this unmet need 1) Symphony Health Solutions PHAST Data powered by IDV; Annual 2015 2) The reported number of annual custom compounded hormone therapy prescription of oral and transdermal estradiol and progesterones taken combined and in combination (26MM to 33MM) 3) Pinkerton, J.V. 2015. Menopause, Vol.22, No.9, pp 0 - 11.

27 Medical Societies Discourage Prescribing of Compounded Bio - Identical Hormones 1) Committee on Gynecologic Practice and the American Society for Reproductive Medicine Practice Committee, Number 532, Augus t 2 012 (Reaffirmed 2014, Replaces No. 387, November 2007 and No. 322, November 2005). ▪ ACOG and ASRM Committee Opinion states compounded hormones may pose additional risks compared to FDA - approved products 1 ▪ Lack of efficacy and safety data ▪ Lack of Good Manufacturing Practices (GMP) ▪ Variable purity ▪ Variable content uniformity ▪ Variable potency (under/over dose) ▪ Lack of stability ▪ Unopposed E / Ineffective P leads to increased risk of endometrial hyperplasia / cancer

28 TX - 001HR – Potential Best in Class Therapy Prototype Maintenance Pack Bio - Identical  Single Dose Combination  VMS Efficacy Data  Endometrial Cancer Safety Data  FDA - Approved  1 Third - Party Reimbursement  2 ▪ Once - a - day single oral softgel capsule ▪ First and only combination of bio - identical estradiol and bio - identical progesterone product candidate ▪ Single combination dose option ▪ Positive Phase 3 Replenish Trial safety and efficacy results ▪ Potential FDA - approval with insurance coverage Dosing and Delivery Addresses Unmet Medical Need Potential first and only: 1) Bio - identical combination estradiol & progesterone 2) FDA - approved Benefits to women, healthcare providers, and pharmacies TX - 001HR (If Approved) 1) NDA to be submitted 2) Reimbursement anticipated if FDA - approved

29 Replenish Trial Co - Primary Endpoints Primary Efficacy Endpoints: Mean Change in Frequency and Severity of Hot Flashes Per Week Versus Placebo at Weeks 4 and 12, VMS - mITT Population Estradiol/Progesterone 1 mg/100 mg 0.5 mg/100 mg 0.5 mg/50 mg 0.25 mg/50 mg Placebo (n = 141) (n = 149) (n = 147) (n = 154) (n = 135) Frequency Week 4 P - value versus placebo <0.001 0.013 0.141 0.001 - Week 12 P - value versus placebo <0.001 <0.001 0.002 <0.001 - Severity Week 4 P - value versus placebo 0.031 0.005 0.401 0.1 - Week 12 P - value versus placebo <0.001 <0.001 0.018 0.096 - Primary Safety Endpoint: Incidence of Consensus Endometrial Hyperplasia or Malignancy up to 12 months, Endometrial Safety Population Ŧ Endometrial Hyperplasia 0% (0/280) 0% (0/303) 0% (0/306) 0% (0/274) 0% (0/92) MITT = Modified intent to treat Ŧ Per FDA, consensus hyperplasia refers to the concurrence of two of the three pathologists be accepted as the final diagnosis P - value < 0.05 meets FDA guidance and supports evidence of efficacy Primary Efficacy Analysis pre - specified with the FDA in the clinical protocol and Statistical Analysis Plan (SAP) • P - value < 0.05 meets FDA guidance and supports evidence of efficacy Replenish Trial Topline Data

30 TRx US: FDA - Approved Compounded Combination Bio - Identical E+P Separate Bio - Identical E & P Pills Combination Synthetic E+P 1 ~3.5 million 2 ~3 million 2 12 – 18 million TX - 001HR Potential Market $700M - $875M 3 $600M - $750M 3 $2.4B - $4.5B 3 TX - 001HR Total Substitutable Market Opportunity $3.7B – $6.1B 1) Includes the following drugs: Activella ®, FemHRT ® , Angeliq ®, Generic 17 b + Progestins , Prempro ®, Premphase ®, Duavee ®, Brisdelle ® 2) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2015 3) Assume WAC pricing between $200 - 250 All trademarks are the property of their respective owners. Multi - Billion Dollar Total Substitutable Market Opportunity TX - 001HR (if approved) If approved, TX - 001HR can provide a single pill solution for women and physicians who: 1) Demand an FDA - approved bio - identical combination hormone product 2) Do not trust compounded hormones

31 Understanding the Compounding Pharmacy Compounding Pharmacies % of Business (by Prescription Units) N = 3,000 - 3,500 Compounding Focused Pharmacies 1,2,3 (1) 2013 National Community Pharmacists Association Digest: Financial Benchmarks (Sponsored by Cardinal Health) (2) NCPA Community Pharmacy Compounding Survey (November 2012) (3) NPI Database: using taxonomy codes Non - Sterile Compounding 36% FDA Approved Products 47% Sterile Compounding 17% Collaborative Relationship Patient Physician Pharmacist

32 Compounding Pharmacy Menopausal Treatment Paradigm Estradiol & Progesterone Claims Base for all Patients Controls VMS symptoms Promotes sleep & calming Progesterone to oppose Estradiol - safety Estrone, Estriol & DHEA Claims Breast cancer reduction/prevention Decrease clotting Glucose maintenance Improves lipids profile Testosterone Claims Libido Muscle tone Improves skin turgor Emotional well - being Thyroid (T3, T4) Claims Weight gain Lack of Energy Depression Memory Supplements Vitamin D3 Melatonin (sleep) Omega - 3 TX - 001HR Doses 1 mg/100 mg 0.5 mg/100 mg Covers >80% of Compounded E+P Continued Testing Blood, Saliva, Urine Customization is adding therapy…not tweaking dosages

33 BIO - IGNITE TM BIO - IGNITE TM is an outreach program to quantify the number of compounded bio - identical estradiol and progesterone prescriptions currently dispensed by the 3,000 - 3,500 high - volume compounding pharmacies, and qualify their interests in distributing our hormone product candidates, if approved. Phase 1: Understand and identify the high volume pharmacies and prescribers that have developed a specialty focus around women’s menopausal health Phase 2: Work with these specialists to transition patients from unapproved compounded therapies to an FDA - approved treatment Compounding Pharmacy Partnership Strategy

34 BIO - IGNITE TM Progress and Results Partnerships with Large Pharmacy Network and Individual Pharmacies Pharmacy Network and Individual Pharmacy Partners # of Pharmacies >300 Pharmacies In Network Combination Bio - Identical E+P Scripts ~1,500,000 prescriptions annually All trademarks are the property of their respective owners. TXMD Outreach to Individual Pharmacies >400 Pharmacies with Prescription Data > 500,000 prescriptions annually

35 1)http://www.fda.gov/Drugs/DrugSafety/DrugIntegrityandSupplyChainSecurity/DrugSupplyChainSecurityAct/ucm376829.htm 2) http://www.iacprx.org/general/custom.asp?page=CCIns161314 3) http://www.optum.com.br/content/optum/en/optumrx/pharmacy - insights/restoring - trust - compound - medications.html 4) http://www.usp.org/sites/default/files/usp_pdf/EN/m7808.pdf 5) https://www.ascp.com/sites/default/files/Joint%20USP%20letter%202015%20FINAL.pdf All trademarks are the property of their respective owners July 2018: USP - 800 implementation will set new identification requirements for receipt, storage, mixing, preparing, compounding, dispensing, and administration of hazardous drugs 4,5 • Considered “prohibitively expensive” requiring major pharmacy upgrades and renovations to be compliant • Large fixed capital expenditure requirements, with some totaling >$150,000 per pharmacy to implement June 3, 2014: ESI launches a “Compound Management Solution,” creating a list of excluded ingredients that eliminated almost 95% of all compound claims 2 July 2014: Optum initiates a comprehensive compound management program, including prior authorizations and step therapy for all compounded prescriptions 3 November 2013: Congress enacts Drug Quality and Security Act (DQSA), which prohibits compounding of essential copies of an FDA - approved drug except in limited circumstances such as drug shortage 1 Adverse Reimbursement and Regulatory Environments Continue to Erode Independent Pharmacy Margins

36 Economic Incentives Provide Catalyst to Switch to TX - 001HR 1) Assume AWP - 18% Third - Party Reimbursement 2) Assume $250 WAC less 20% distribution discount 3) Includes additional labor, pharmacists, technicians, regulatory, and legal expenses 4) July 2018 Implementation; includes >$150,000 capital expenditure as well as new identification requirements for receipt, s tor age, mixing, preparing, compounding, dispensing, and administration of hazardous drugs Independent Pharmacy Net Income Per Script with TX - 001HR Compounded E+P Post USP - 800 TX - 001HR Launch 2H18 Revenue Patient Co - Pay 50.00 50.00 Third - Party Reimbursement - 200.00 Total Net Revenue $ 50.00 $ 250.00 1 Costs of Good Sold 7.50 200.00 2 Gross Profit $ 42.50 $ 50.00 Gross margin 85.0% 20.0% Operating Expenses G&A 15.00 15.00 S&M 7.50 5.00 Additional Compounding Costs 3 15.00 - Cost of USP - 800 Requirements 4 10.00 - Total Operating Expenses $ 47.50 $ 20.00 Pre - Tax Profit $ (5.00) $ 30.00 Operating margin - 10.0% 12.0%

37 Innovation Regulatory Environment Commercial Opportunity ▪ Potential low - dose local estrogen therapy for VVA ▪ Potential first and only FDA - approved bio - identical combination of E+P ▪ Clinical validation of current treatment paradigm for menopausal symptoms ▪ Drug Quality and Security Act ▪ Loss of Third - Party Reimbursement ▪ USP - 800 – Hazardous Drugs ▪ 1.5 million annual compounded E+P prescriptions directly substitutable to TX - 001HR ▪ Improved pharmacy economics ▪ Maintain and grow patient and physician relationships PVPCN Distribution Agreement Rationale TXMD and PVPCN

38 ▪ Healthcare providers not comfortable with compounding will often prescribe two separate FDA - approved bio - identical products to treat menopausal symptoms 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2015 2) Assume WAC pricing between $200 - 250 All trademarks are the property of their respective owners. Product Use by Age AGES 41 - 50 AGES 51 - 60 AGES 61 - 70 AGES 71+ TRx Totals Progesterone * 528,325 1,326,618 1,060,666 678,775 3,594,384 1 Estradiol 2,677,210 5,494,846 2,826,636 1,083,726 12,082,418 1 ▪ This regimen carries significant risk of endometrial hyperplasia/cancer if the patient is non - compliant with regular progesterone use ▪ Side effects of progesterone including nausea and somnolence can lead to a patient not taking the progesterone ▪ Results in two separate co - pays for the patient ~3.5M Potential Prescriptions for TX - 001HR (if approved) Market Opportunity = $700M - 875M 2 FDA - Approved Separate Bio - Identical E & P Substitutable Market Opportunity *Menopausal use of progesterone directly substitutable to TX - 001HR

39 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2015 Includes the following drugs: Activella ®, FemHRT ® , Angeliq ®, Generic 17 b + Progestins , Prempro ®, Premphase ®, Duavee ®, Brisdelle ® 2) Assume WAC pricing between $200 - $250 All trademarks are the property of their respective owners. TX - 001HR (If Approved) FDA - Approved Combination Synthetic E+P Prescriptions by Age FDA - Approved Combination Synthetic E+P Substitutable Market Opportunity AGES 31 - 40 AGES 41 - 50 AGES 51 - 60 AGES 61 - 70 AGES 71+ Unknown Ages TRx Totals 52,575 372,968 1,712,852 759,634 151,821 68,672 3,118,522 1 ~3M Potential Prescriptions for TX - 001HR (if approved) Market Opportunity = $600M - 750M 2

40 Expect Robust Insurance Coverage For TX - 001HR, If Approved, In - Line with Product Class 4,315 Commercial Plans % Unrestricted Access of Commercial Plans Not Covered Estrace ® (Oral) 96% 1% Prempro ® 94% 5% CombiPatch ® 93% 4% Climara Pro® 92% 4% FemHRT ® 87% 6% Duavee ® 86% 5% Vivelle - Dot® 84% 5% Activella ® 83% 8% Prometrium ® 83% 6% Data Source MMIT August 17, 2016 – 4,300 commercial plans All trademarks are the property of their respective owners.

41 TXMD: Financial Snapshot Shares Outstanding 203.9M (as of April 27, 2017) Debt $0M Cash $113.5M (as of March. 31, 2017) Listing Exchange

42 Worldwide Patent Filings * *Not all patent filings filed in all jurisdictions. Strong IP Portfolio with 158 Patent Applications, including 82 international filings, and 17 issued U.S. patents

43 Appendix

44 TX - 004HR vs. Vagife m ® Phase 1 Single Dose PK Studies Vagifem is a registered trademark of Novo Nordisk A/S Corp. Pickar , et al. Climacteric 2016 Key Findings ▪ Tmax ~2 hours with TX - 004HR and ~8 hours with Vagifem ▪ Systemic absorption of estradiol AUC (0 - 24 hours) is 2 - to 3 - fold lower with TX - 004HR relative to Vagifem